SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT

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                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 31, 1998



                            CANADIAN GENERAL CAPITAL
               --------------------------------------------------
               (Exact name of Registrant as Specified in Charter)


    Delaware                        1-14218                      13-7083556
---------------                ----------------              ------------------
(State or other                (Commission File                (IRS Employer
jurisdiction of                     Number)                  Identification No.)
organization)


IBJ Schroder Bank & Trust Company
One State Street
New York, New York                                                         10004
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(Address of Principal Executive Offices)                                     Zip


Registrant's telephone number, including area code:   (212) 858-2000


                                 Not Applicable
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(Former Name or Former Address if Changed Since Last Report
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Item 1.     Changes in Control of Registrant
            --------------------------------
            Not applicable.

Item 2.     Acquisition or Disposition of Assets
            ------------------------------------
            Not Applicable.

Item 3.     Bankruptcy or Receivership
            --------------------------
            Not applicable.

Item 4.     Changes in Registrant's Certifying Accountant.
            ----------------------------------------------
            Not applicable.

Item 5.     Other Events.
            -------------

            1. Receipt of $2,281,455.31 of interest on Canadian General Issuance Group Limited 9.125% Subordinated Debentures due March 31, 2026 on March 31, 1998.

            2. Payment of $2,281,455,31 to holders of Canadian General Trust Originated Preferred Securities and Common Stock on March 31, 1998.


Item 6.     Resignation of Registrant's Directors.
            --------------------------------------
            Not applicable.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.
            -------------------------------------------------------------------

      (a)   Not applicable.

      (b)   Not applicable.

      (c)   Exhibits.

            1. Administration Trustee's Report in respect of (i) receipt of $2,281,455.31 of interest on Canadian General Insurance Group Limited 9.125% Subordinated Debentures due March 31, 2026 on March 31, 1998 and (ii) payment of $2,281,455.31 to holders of Canadian General Trust Originated Preferred Securities and Common Stock on March 31, 1998.

Item 8.     Change in Fiscal Year.
            ----------------------
            Not applicable.


                                    SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        CANADIAN GENERAL CAPITAL
                                        (Registrant)

                                           By: IBJ SCHRODER BANK & TRUST COMPANY
                                               as Administrative Trustee



                                               By: /s/ Stuart Rothenberg
                                                   -----------------------------
                                                   Stuart Rothenberg
                                                   Assistant Vice President



Dated:  April 6, 1998

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                                  EXHIBIT INDEX
                                  -------------


Exhibit                                                                     Page
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99       Administrative Trustee's Report in respect of (i) receipt of         1
         $2,281,455.31 of interest on Canadian General Insurance Group
         Limited 9.125% Subordinated Debentures due March 31, 2026 on
         March 31, 1998 and (ii) payment of $2,281,455.31 to holders of Canadian General Trust Originated Preferred Securities and
         Common Stock on March 31, 1998.